DELAWARE GROUP STATE TAX-FREE INCOME TRUST
Delaware Tax-Free Pennsylvania Fund

DELAWARE GROUP TAX-FREE FUND
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

VOYAGEUR INSURED FUNDS
Delaware Tax-Free Arizona Fund

VOYAGEUR INTERMEDIATE TAX-FREE FUNDS
Delaware Tax-Free Minnesota Intermediate Fund

VOYAGEUR MUTUAL FUNDS
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free California Fund
Delaware Tax-Free Idaho Fund
Delaware Tax-Free New York Fund

VOYAGEUR MUTUAL FUNDS II
Delaware Tax-Free Colorado Fund

VOYAGEUR TAX-FREE FUNDS
Delaware Tax-Free Minnesota Fund

Supplement to the Funds' Prospectuses

(each, a "Fund" and collectively, the "Funds")

Effective July 16, 2007, Stephen J. Czepiel has been added as portfolio manager to the Funds.

The following replaces the information in the section "Who manages the Fund - Portfolio managers".

Joseph R. Baxter, Robert F. Collins and Stephen J. Czepiel each have an equal role in the management of the Fund. Mr. Baxter, Mr. Collins and Mr. Czepiel assumed primary responsibility for making day-to-day investment decisions for the Fund in May 2003, June 2004 and July 2007, respectively.

Joseph R. Baxter, Senior Vice President, Head of Municipal Bond Department, Senior Portfolio Manager
Mr. Baxter is the head of the municipal bond department and is responsible for setting the department's investment strategy. He is also a co-portfolio manager of the firm's municipal bond funds and several client accounts. Before joining Delaware Investments in 1999, he held investment positions with First Union, most recently as a municipal portfolio manager with the Evergreen Funds. Mr. Baxter received a bachelor's degree in finance and marketing from LaSalle University.

Robert F. Collins, CFA, Senior Vice President, Senior Portfolio Manager
Mr. Collins is a member of the firm's municipal fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is a co-portfolio manager of several of the firm's municipal bond funds and client accounts. Prior to joining Delaware Investments in 2004, he spent five years as a co-manager of the municipal portfolio management group within PNC Advisors, where he oversaw the tax-exempt investments of high net worth and institutional accounts. Before that, he headed the municipal fixed income team at Wilmington Trust, where he managed funds and high net worth accounts. Mr. Collins earned a bachelor's degree in economics from Ursinus College, and he is also a former president of The Financial Analysts of Wilmington, Delaware.

Stephen J. Czepiel, Senior Vice President, Senior Municipal Bond Trader, Head of Municipal Bond Trading
Mr. Czepiel is a member of the firm's municipal trading team. He currently heads up the municipal bond trading staff, after joining Delaware Investments in July 2004 as a senior bond trader in the municipal bond department. Previously, he was vice president at both Mesirow Financial and Loop Capital Markets. He began his career in the securities industry in 1982 as a municipal bond trader at Kidder Peabody and now has more than 20 years of experience in municipal securities trading. Mr. Czepiel earned a bachelor's degree in finance and economics from Duquesne University.

Please keep this Supplement for future reference.

This Supplement is dated July 16, 2007.